Vessels in Operation, less Accumulated Depreciation	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Vessels in Operation, less Accumulated Depreciation
4.	Vessels in Operation, less Accumulated Depreciation

	December 31, 2016	December 31, 2015

Cost	$1,095,275	$1,095,245
Accumulated Depreciation	(283,743)	(248,306)
Vessel impairment	(92,422)	—

Net book value	$719,110	$846,939

Due to continuing poor industry conditions, impairment tests were performed on a vessel by vessel basis as at December 31, 2016 (see note 3), which resulted in an impairment charge on four vessels, totalling $63,065, being recognised in the three months ended December 31, 2016.

Impairment tests were performed on two of the group’s vessels as at July 31, 2016, following amendments to the terms of their charters (see note 3), which resulted in an impairment charge of $29,357 being recognised in the three months ended September 30, 2016.

Ville d’Aquarius and Ville d’Orion were redelivered at the end of their charters during the fourth quarter of 2015 and the sales of the vessels were agreed and completed in November 2015 and December 2015, respectively. These vessels were impaired as at September 30, 2015 by $22,203 and $22,497 respectively to their fair value less estimated costs to sell. Following completion of the sales, a gain on sale was recognised in the amount of $93, measured against the revised carrying value, and this is presented in Other Operating Income in the Consolidated Statement of Income. Variations in net book value of vessels, including drydocking, are presented below:

	December 31, 2016	December 31, 2015

Opening balance	$846,939	$836,537
Additions in the period	7,370	109,055
Depreciation expense	(42,777)	(44,829)
Vessel impairment	(92,422)	(44,700)
Disposals	—	(9,124)

Closing balance	$719,110	$846,939

As of December 31, 2016, 17 of the 18 vessels were pledged as collateral under the 2019 Notes and Revolving Credit Facility, or the Secured Term Loan (see note 7).